ACCRUALS AND OTHER PAYABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	[1]	Dec. 31, 2019 CNY (¥)
ACCRUALS AND OTHER PAYABLES [abstract]
Due to third parties	¥ 1,401,338			¥ 1,895,881
Due to related parties	448,318			459,679
Total accruals and other payables	¥ 1,849,656	$ 283,471		¥ 2,355,560

[1]	Translation of amounts from Renminbi ("RMB") into United States dollars ("US$") for the convenience of the reader has been made at US$1.00=RMB6.5250, the certified exchange rates for December 31, 2020 as published by the Federal Reserve Board of the United States. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 31, 2020 or on any other date.